Attachment to N-CEN Item G.1.b.ii. (KMF)

On or about November 5, 2020, the Registrant entered into securities exchange agreements with the holders of its Series C, D and E Mandatory Redeemable Preferred Shares (“MRP Shares”) to accommodate changes made to the Registrant’s non-fundamental investment policies. Former Series C, D and E were exchanged for new Series F, G and H. There were no modifications to liquidation value, dividend rate or mandatory redemption date for each of the Series.

Also on or about November 5, 2020, the Registrant entered into amended Notes Purchase Agreements with the holders of its Series C, D, H and I Notes. The material amendments included (i) changes to the Registrant’s investment policies; (ii) certain amendments in relation to “1940 Act Asset Coverage” and “Basic Maintenance Test,” as those terms are defined under the Notes Purchase Agreements; and (iii) the payment of an amendment fee of up to 10 basis points of outstanding principal amount.